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EXHIBIT 23.2 Consent of Stefanou & Company LLP



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




TO: American IDC Corp


         As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8, of our report dated March 23, 2001 included in the American IDC Corp's Annual Report on Form 10-KSB for the year ended December 31, 2000, and to all references to our Firm included in this Registration Statement.




                                                  /s/ STEFANOU & COMPANY, LLP
                                                  ------------------------------
                                                  Stefanou & Company, LLP


McLean, Virginia
December 10, 2001